Exhibit 10.15

                          CONTRACT FOR PURCHASE OF
                            OIL & GAS PROPERTIES

STATE OF TEXAS     )
                   )                          KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS   )

     That this Contract for Purchase of Oil & Gas Properties made and entered into on the 30th day of May, 1997, by and between BRENT A. WAGMAN, whose address is 16775 Addison Road, Suite 300, Dallas, Texas  75248 (hereinafter referred to as "Seller"), and NATURAL GAS TECHNOLOGIES, INC., whose address is

16775 Addison Road, Suite 300, Dallas, Texas  75248, (hereinafter referred to as "Buyer"):

                             W I T N E S E T H

     Buyer shall issue to Seller an "Option" to purchase 100,000 shares, at

$5.00 per share, and $200,000.00 in the form of a note payable, for all of

Seller's rights and interest in the Wilde #1 Well, Halfmann Well and Lease,

Lange Well and Lease, and the Jansa, Frerich, Bryan and McNeill Leases.

     WITNESS THE EXECUTION HEREOF on the date of acknowledgements, but effective as of May 30, 1997 at 7:00 a.m. local time, Dallas, Texas.

                                          /S/  BRENT A. WAGMAN
                                          Brent A. Wagman

STATE OF TEXAS     )
                   )
COUNTY OF DALLAS   )

     This instrument was acknowledged before me on this 30th day of May, 1997 by Brent A. Wagman, but effective on the date above stated.

                                          /S/ MARGARET F. SWINNEY
                                          Notary Public
                                          Commission Expires: 10-23-00



                               Exhibit 10.15

                 ASSIGNMENT OF OIL, GAS AND MINERAL LEASES,
           AND BILL OF SALE OF INTERESTS IN WELL AND EQUIPMENT


STATE OF TEXAS     )
                   )   KNOW ALL MEN BY THESE PRESENTS
COUNTY OF DALLAS   )


     THAT, Brent A. Wagman,  whose address is 16775 Addison Rd., #300, Dallas,

TX  75248 (hereinafter referred to as "Assignor"), for and in consideration of the sum of Ten and No/100 Dollars cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, has bargained, sold, transferred, assigned and conveyed and by these presents does hereby bargain, sell, transfer, assign and convey unto NATURAL GAS TECHNOLOGIES, INC.,  whose address is 16775 Addison

Rd., Suite 300, Dallas, Texas 75248, (hereinafter referred to as "Assignee"),

the following, (altogether referred to as the "interest"):

     A. All of the Assignor's interest in the oil, gas and mineral leases particularly described or referred to on Exhibit "A" (the "leases"), and the lands described in Exhibit "A", covered thereby, and all of Assignor's interest in (i) all pooling or utilization agreements, declarations or orders covering in whole or in part any of the leases, insofar as it covers the lands and (ii) all rights, options, title and interest granting Assignor the right to obtain or otherwise earn oil, gas and mineral leasehold estates within the lands;

     B. All of Assignor's interest in and to the oil and gas wells located on the said leases, and all Assignor's interest in and to fixtures, equipment, gathering systems, pipelines, tubing, rods, pumps, tanks, casing, supplies and personal property now located on the leases, or appurtenant thereto or used in connection with production, treatment or sale of any hydrocarbons produced from the lease;

     C. All of Assignor's interest in all permits, licenses, servitudes, rights-of-way, orders, gas purchase and sale agreements, gas transportation agreements, crude purchase and sale agreements, operating agreements, options, leases of equipment or facilities, and other contracts or agreements that are appurtenant to or used in connection with the production, treatment or sale of hydrocarbons produced from the lease;

     D. Without limiting the foregoing, all of Assignor's right, title and interest in and to (i) the lease and the wells insofar as they cover the lands as to the specified depths and (ii) all oil, gas and other minerals, leasehold interests, working interests, overriding royalty interest, production payment, net profits interest or other rights of whatever character insofar as the same cover or affect the lands as to the specified depths; and,

This Assignment of Oil, Gas and Mineral Lease and Bill of Sale of Interests in

Wells and Equipment (hereinafter referred to as this "Assignment") is made and accepted expressly subject to the following reservations, terms, covenants and conditions, to-wit:

1.   REPRESENTATIONS OF ASSIGNOR:


     A. This Assignment has been duly executed and delivered by Assignor and constitutes a legal, valid and binding obligation of Assignor, enforceable in accordance with its terms and at the closing of all documents and instruments required hereunder to be executed and delivered by Assignor shall have been duly executed and delivered and will constitute legal, valid and binding obligations of Assignor in accordance with their terms, except as may be limited by laws relating to creditors' rights and bankruptcy.

     B. Assignor is the lawful record and beneficial owner of the interests, free and clear of all liens, pledges, and encumbrances.

     C. All proceeds of production attributable to the interests are currently being paid directly to Assignor or its authorized agent without the furnishing of indemnity other than the customary warranty contained in the division orders, transfer orders or gas sale contracts, and no material portion of such proceeds are being held in suspense.

     D. There are no preferential purchase rights in favor of third parties with respect to the interests, and there are no necessary third party consents, permissions, or approvals required for Assignor to execute and deliver this Assignment.

     E. To the best knowledge of Assignor, there is no claim, suit, action, proceeding or formal investigation pending or threatened against Assignor relating to the interests or which seeks to enjoin Assignor from selling, assigning or transferring any or all of the interests.

2. WARRANTY: This Assignment is made with special warranty of title by, through and under the Assignor, but not otherwise. Assignee shall be entitled to full substitution and subrogation in and to all covenants and warranties by Assignor's predecessors in title with full subrogation of all rights accruing under statutes of limitation or prescription and all rights of action on warranty on former owners of the interests.

     ADDITIONALLY, ANY AND ALL EQUIPMENT, PERSONAL PROPERTY, AND WELLS TO BE CONVEYED HEREUNDER, ARE CONVEYED WITHOUT WARRANTY OR REPRESENTATION OF ANY KIND AS TO THE CONDITION, QUALITY, QUANTITY, OR WEIGHT, AND ASSIGNEE DOES HEREBY ACCEPT SUCH EQUIPMENT, PERSONAL PROPERTY, AND WELLS ON AN "AS-IS, WHERE-IS" BASIS AND WITHOUT ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR ANY KNOWN PURPOSE, MERCHANTABILITY, OR OF ANY OTHER KIND.

3. EFFECTIVE DATE: This Assignment of Oil, Gas and Mineral Leases and Bill of Sale of Interest in Wells and Equipment shall be effective as of the 1st day of April, 1997, at 7:00 a.m. local time, Abilene, Texas, ("effective date").

4.   OPERATIONS AFTER THE EFFECTIVE DATE; PRORATION OF PRODUCTION AND
EXPENSES: Assignor shall be responsible for payment of and agrees to pay all expenses incurred with respect to the interests prior to the effective date. Assignee shall be responsible for payment of all expenses incurred with respect to the interests after the effective date. "Expenses" under this paragraph shall include any expenses incurred in the operation, protection, or maintenance of the interests.

     All proceeds from the sale of production, and any accounts receivable balances, funds held in suspense or escrow, any of which are attributable to production prior to the effective date, shall be the property of Assignor. All production from oil and gas wells, and all proceeds from the sale thereof after the effective date shall be the property of the Assignee.

5.   TAXES:

     A. All 1997 property taxes shall be the responsibility of the Assignee.

     B. Sales taxes, documentary stamp taxes, transfer taxes, and other similar taxes resulting from the acquisition of the interests shall be paid by the Assignee. Assignee shall remit all such taxes which result from the sale, directly to the appropriate taxing agency.

6. BILL OF SALE: To the extent necessary or required by applicable law, this instrument shall constitute a bill of sale of the equipment, fixtures and all other personal property conveyed hereunder.

7. PLUGGING OBLIGATIONS: Assignee expressly assumes the obligations, and shall indemnify Assignor from any claim, cause of action, liability, damage and expense (including attorney's fees) resulting from Assignee's failure to plug and abandon the wells and wellbores located upon the lands in accordance with the applicable regulations and to restore the surface in accordance with the terms of the applicable lease.

8.   MISCELLANEOUS:

     A. The paragraph headings used in this Assignment are inserted for convenience only and shall not be regarded in construing this Assignment.

     B. If any provision of this Assignment is held invalid, such invalidity shall not affect the remaining provisions.

     C. This Assignment is made free and clear of any arrangement which is treated as a partnership for federal income tax purposes.

     D. The parties hereto do hereby agree to do such further acts or execute such further documents as may reasonably be required to properly create or confirm title to the interests or to effectuate the transfer of in and to the interests.

     E. This Assignment may be executed in multiple counterparts, each of which shall constitute an original and, all of which, when construed together, shall constitute but one and the same instrument. The executed signature and acknowledgement pages of each counterpart may be joined together with a single copy of the body hereof for recording purposes.

     TO HAVE AND TO HOLD the same unto the Assignee, its successors and assigns forever.

     The terms, covenants and conditions hereof shall be binding upon and shall inure to the benefit of the Assignor and Assignee, their respective successors and assign, and shall attach to and run with the interests and with each transfer or assignment thereof.







     WITNESS THE EXECUTION HEREOF on the date of acknowledgements, but effective as of the 1st day of May, 1997 at 7:00 a.m. local time, Dallas, Texas.



                                          /S/ BRENT A. WAGMAN
                                          Brent A. Wagman





STATE OF TEXAS     )
                   )
COUNTY OF DALLAS   )

     This instrument was acknowledged before me on this   30th     day of
May         , by Brent A. Wagman, but effective on the date above stated.



                                          /S/ MARGARET F. SWINNEY
                                          Notary Public



                                EXHIBIT "A"


50% Working interest (41.2194% Net Revenue Interest) in the Wilde #1 well located on the Jansa Lease described below.

50% Working Interest in and to the Jansa, Frerich, Halfman, Lange, Bryan, and McNeil leases all located in the county of Runnels, State of Texas, described as follows, to-wit:


       Jansa Lease Recorded in Vol.137 Pg.540 Runnels County

Being 224-1/2 acres of land in Block No. 14, a subdivision of the Burnet County School Land Survey No. 271, Abstract No. 19, Runnels County, Texas, and being a part of a tract of 353-1/2 acres conveyed by J. A. Haley to Thomas Lilly by Deed dated May 23, 1901, recorded in Vol. 29, Pg. 127, Deed Records, Runnels County, Texas, and being more particularly described by metes and bounds as follows:

      BEGINNING at the Northwest corner of the said 353-1/2 acre tract out of Block No. 14 subdivision of said survey;
     THENCE South 0 deg. 08' West with the West line of said 353-1/2 acre tract 1481 varas;
     THENCE South 89 deg. 11' East 1114-4/10 varas;
     THENCE North 1 deg. 08' East 809-8/10 varas;
     THENCE North 88 deg. 15' West 595-3/10 varas;
     THENCE North 0 deg. 19' East 652-7/10varas;
     THENCE North 88 deg. 10' West 535-7/10 varas to the PLACE OF
     BEGINNING, and being the same land described as 213-1/2 acres in the deed executed by Frank F. Wier to J. G. Douglass and Jennie Douglass, now of record in Vol. 122, Pg. 365, Deed Records of Runnels County, Texas.



      Lange Lease recorded in Vol. 137 Pg. 536 Runnels County

      Being 393 acres, comprising 42-7/10 acres of Block 15 and 350-3/10 acres of Block No. 10, subdivisions of the Burnet County School Land Survey No. 271, Abstract No. 19, and situated about 17 miles North 50 deg. West from Ballinger, and described by metes and bounds as follows:

     BEGINNING at a corner fence post in the West side of a 60-foot road and the South side of a 37-2/10-foot road and also being 154 varas East and 3 varas South of the Northwest corner of Block No. 15 and the Northeast corner of Black No. 10 of the subdivision of the Burnet County School Land Survey No. 271;

     THENCE with the West side of said 60-foot road as follows:
     South 1280-8/10 varas, South 22 deg. 35' West 83-1/0 varas, and
     South 0 deg. 4' East 272-7/10 varas to corner fence post;
     THENCE with fence North 89 deg. 50' West 1417-1/10 varas to corner fence post;
     THENCE with fence North 0 deg. 23' West 271-4/10 varas to corner fence post;
     THENCE with fence North 89 deg. 47' East 99-2/10 varas to corner fence post;
     THENCE with fence North 0 deg. 4' West 1354-3/10 varas to the South side of a 37-2/10 foot road;
     THENCE with the South side of said road East 1353-9/20 varas to the place of beginning, and being the same land described in the deed executed by
     R. G. Erwin, et ux, to Anton J. Lange, et ux, of record in Volume 216, Page 20, Deed Records of Runnels County, Texas;

     SAVE AND EXCEPT from the 393 acres described above the West 1/2 of said acreage. This lease covers the E/2 only.



   Frerich Lease, Recorded in Vol. 134, Page 687, Runnels County


     FIRST TRACT: Being 100 acres of land, more or less, out of Block No. 11, a subdivision of the Burnett County School Land Survey No. 271, Abstract No. 19, Patented to Burnett County, September 21, 1860, by Patent No. 280, Volume 16, described by metes and bounds as follows:

     BEGINNING at the S. E. corner of Block No. 11, subdivision of said Burnett County School Survey;
     THENCE North with the E. B. line of said Block No. 11, a distance of 594 varas;
     THENCE West 950 varas;
     THENCE South 594 varas to a stake in S.B. line of said Block No. 11; THENCE East 950 varas to the place of beginning;

and, being the same land conveyed by W. R. Sadler to R. B. Hambright by deed dated September 21, 1909, and recorded in Deed Records of Runnels County, Texas in Volume 72, Page 249.

     SECOND TRACT: Being 145 acres of land, more or less, out of Block No. 11, a subdivision of the Burnett County School Land Survey o. 271, Abstract No. 19, Patented to Burnett County, September 21, 1860, by Patent No. 280, Volume 16, described by metes and bounds as follows:

     BEGINNING varas North of the SE corner of said Block No. 11;
     THENCE North 861 varas;
     THENCE West 950 varas;
     THENCE South 861 varas;
     THENCE East 950 varas to the place of BEGINNING;

and, being the same land conveyed by W. T. Dorsett, et ux, to R. B. Hambright by deed dated March 23, 1920, and recorded in the Deed Records of Runnels County, Texas, in Volume 111, Page 313.


   Halfmann Lease, Recorded in Vol. 137, Page 70, Runnels County



     Being 182 acres of land out of the 250 acre tract conveyed to J. T. Snellgrove by J. L. Hughes and wife, deed dated September 20th, 1899; said 250 acre tract being a part of Blocks 10,11, 14, and 15 of the subdivision of Burnett County School Land Survey, known as Abstract No. 19, patented to Burnett County on September 21, 1860, per Letters Patent No. 280, Volume No. 16, Survey No. 271; said 182 acres described by metes and bounds as follows:
- -

     BEGINNING at the original Southeast corner of said 250 acre tract;

     THENCE north 728.4 varas to the Southeast corner of the 68 acre tract conveyed by Joe Snellgrove to J. W. Snellgrove by deed dated October 8th, 1929;

     THENCE West with South line of said J. W. Snellgrove tract 1410 varas to Southwest corner of same and the Northwest corner of this tract;

     THENCE South 728 varas to Southwest corner of said 250 acre tract and the Southwest corner of this tract;

     THENCE East with the South line of said 250 acre tract 1410 varas to the place of beginning.





    Bryan Lease, Recorded in Vol. 136, Page 527, Runnels County

     Being 111 acres of land of the Burnett County school Land Survey No. 271, Abst. No. 19, comprising 71 acres of Block No. 13 and 401 acres of Block 14, Subdivision of said Survey, and being the same land described in the deed executed by W. W. Roberts and wife, Edna E. Roberts to H. A. Bryan, now of record in Vol. 124, Page 526, Deed Records of Runnels County, Texas.


                   McNeill Lease, Runnels County


     1st Tract:  150 acres out of H&GN RR Co. Survey No 5, Abst. No. 272, and
C. H. Willingham Survey No. 6, Abst. No. 736, known as Block No. 38, of the H.
C. Wylie Ranch and described by metes and bounds as beginning in the E. line of Burnett Co. School Land Survey, the SW cor. of Blk. 37, of said Ranch;
     THENCE, S 1147 vrs;
     THENCE, E 738-1/3 vrs. to SW cor. of Blk. No. 39;
     THENCE, N 1147 vrs. to SW cor of Blk. No/. 36;
     THENCE, W 738-1/3 vrs. to the beginning.

     2nd Tract: 8 acres out of Blk. No. 37, Subd. of Wm. H. Smith Survey No. 599, Abst. 719;

     3rd Tract: 139-6/10 acres out of Blk. No. 37, subdivision of H & GN RR Co. Survey No. 5, Abst. No. 272, said second and third tracts comprising 147-6/10 acres of said land and described together by metes and bounds as BEGINNING at the SW corner of Block No. 34 and SE corner of Bock No. 35;
     THENCE, S 1130 vrs to stone in E. line of said Burnett County School Land Survey;
     THENCE, E. 738-1/3 vrs. to SW cor. of Block No. 36;
     THENCE, N 1130 vrs to NW corner of Block No. 36;p
     THENCE, W 738-1/3 vrs. to the beginning, save and except 1-1/2 acres out of the NW corner granted for church purposes. And being the same land conveyed to J. T. Stevenson and I. McNeill by T. J. Tubbs et ux, by deed dated the 15th day of Sept. 1920, and shown of record in Vol. 112, Page 625, Deed Records of Runnels County, Texas. And being the same land conveyed to the Federal Land Bank by Ira McNeill et al by Deed of Trust dated the 7th day of March 1922, and shown of record in Vol. 20, Page 608, Deed of Trust Records of Runnels County, Texas. Reference to said deeds are here made for a more complete description of the land covered by this lease.